UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2022

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Meeting of Shareholders of Lumen Technologies, Inc. held on May 18, 2022, the following items were submitted to a vote of shareholders.

There were a total of 1,011,100,605 shares (consisting of 1,011,093,587 shares of common stock and 7,018 shares of Series L preferred stock, which vote together as a single class) entitled to vote as of March 24, 2022, the record date for the meeting, of which 800,341,951 shares were present or represented by proxy.

(a)    The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Quincy L. Allen	565,482,786	42,958,216	2,544,882	189,356,067
Martha Helena Bejar	480,781,497	127,968,987	2,235,400	189,356,067
Peter C. Brown	552,127,432	56,124,098	2,734,354	189,356,067
Kevin P. Chilton	563,731,005	44,737,356	2,517,523	189,356,067
Steven T. “Terry” Clontz	572,936,711	35,424,320	2,624,853	189,356,067
T. Michael Glenn	563,841,208	44,561,291	2,583,385	189,356,067
W. Bruce Hanks	542,335,590	66,220,094	2,430,200	189,356,067
Hal Stanley Jones	567,288,726	41,186,178	2,510,980	189,356,067
Michael Roberts	540,065,105	67,428,723	3,492,056	189,356,067
Laurie Siegel	546,659,804	61,890,589	2,435,491	189,356,067
Jeffrey K. Storey	568,343,643	40,350,710	2,291,531	189,356,067

(b)    The appointment of KPMG LLP as independent auditor for 2022 was ratified with 724,901,534 votes for, 72,649,477 votes against, 2,790,940 abstentions, and 0 broker non-votes.

(c)    The proposal regarding the advisory vote to approve executive compensation was approved with 495,435,509 votes for, 83,768,205 votes against, 31,782,170 abstentions, and 189,356,067 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 19, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

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